Supplement dated November 20, 2013 to the following Prospectuses dated May 1, 2013:

*  MultiOption(R) Advisor Variable Annuity
*  MultiOption(R) Extra Variable Annuity
*  MultiOption(R) Guide Variable Annuity
*  MultiOption(R) Legend Variable Annuity
*  MultiOption(R) Variable Annuity (MOA)
*  Waddell & Reed Advisors Retirement Builder Variable Annuity

Supplement dated November 20, 2013 to the following Prospectus dated September 19, 2013:

*  Waddell & Reed Advisors Retirement Builder II Variable Annuity

The current language under the section:  "Federal Tax Status - Introduction":

"It is also important to consider that current federal law does not recognize same-sex marriages, civil unions or domestic partnerships which may be recognized under the laws of certain states. This means that the tax treatment available to opposite-sex spouses may not be available to same-sex partners. You should consult your tax advisor about these issues if you are in a same sex marriage, civil union or domestic partnership."

Has been replaced with the following language:

"In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. In Revenue Ruling 2013-17, the U.S. Department of the Treasury (the "Treasury Department") and the Internal Revenue Service ("IRS") clarified their position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the Treasury Department and IRS did not recognize civil unions or registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership occurred does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.

In addition to federal tax laws, you should consider how your relationship will be recognized for state tax law purposes. You are strongly encouraged to consult with your tax advisor about these issues if you are in a same-sex marriage, civil union, or domestic partnership."













Please retain this supplement for future reference.
F77696 11-2013